UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2021, Qualigen Therapeutics, Inc. (the “Company”), closed its Securities Purchase Agreement (dated November 29, 2021) with certain institutional investors for the issuance and sale of 5,880,000 shares (the “Shares”) of Company common stock at $1.50 per share for aggregate gross proceeds of $8,820,000.

On November 29, 2021, the Company entered into a Waiver and Amendment dated with Alpha Capital Anstalt, pursuant to which Alpha Capital Anstalt waived certain rights and agreed to a 30-day lock-up of Company common stock by Alpha Capital Anstalt at prices below $3.00 per share; and in exchange the Company repriced approximately 5.4 million outstanding Company common stock warrants, held by Alpha Capital Anstalt, to an exercise price of $2.00 per share and gave a six-month extension of the warrants’ respective termination dates. The Waiver and Amendment was a condition to the Securities Purchase Agreement sales described in the preceding paragraph.

Item 8.01. Other Events.

The sale of the Shares described above was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-232798) previously filed with the Securities and Exchange Commission (the “SEC”).

On December 1, 2021, the Company filed a prospectus supplement with the SEC, under such shelf registration statement on Form S-3, pertaining to such sale.

On December 1, 2021, the Company issued a press release announcing the closing of such sale of the Shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation.

10.1**	(Form of) Securities Purchase Agreement, dated November 29, 2021.

10.2	Placement Agency Agreement between Qualigen Therapeutics, Inc. and A.G.P./Alliance Global Partners, dated November 29, 2021.

10.3	Waiver and Amendment between Qualigen Therapeutics, Inc. and Alpha Capital Anstalt, dated November 29, 2021.

23.1	Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in Exhibit 5.1).

99.1	Press Release dated December 1, 2021, issued by Qualigen Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: December 1, 2021	By:	/s/ Michael S. Poirier
Michael S. Poirier, President and Chief Executive Officer